UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2022

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to
Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market, LLC
Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series A	PACWP	The Nasdaq Stock Market, LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.*

On July 20, 2022, PacWest Bancorp (the “Company”) announced its results of operations and financial condition for the three and six months ended June 30, 2022. The press release announcing the financial results for the three and six months ended June 30, 2022 is furnished as Exhibit 99.1 and incorporated herein by reference. A presentation regarding the Company’s financial results for the three and six months ended June 30, 2022 is furnished as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.

Exhibit

Number                                         Description

99.1	Press release dated July 20, 2022 announcing PacWest’s results of operations and financial condition for the three and six months ended June 30, 2022.
99.2	Earnings Release Presentation
104	Cover page interactive data file (embedded within the Inline XBRL document)

*The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

By:	/s/ Bart R. Olson
Name:	Bart R. Olson
Title:	Executive Vice President
Chief Financial Officer

Date: July 20, 2022